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                                   EXHIBIT 7

                             JOINT FILING AGREEMENT
                          Dated as of December 6, 1999

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons listed below on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $0.01 per share, of Wyndham International, Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first above written.

                            BEACON CAPITAL PARTNERS, L.P.

                            By:    Beacon Capital Partners, Inc.,
                                   as general partner

                                   By:  /s/ Lionel P. Fortin
                                        --------------------------------
                                        Lionel P. Fortin
                                        President and Chief Operating Officer


                            BCP VOTING, INC.

                            By:    /s/ Lionel P. Fortin
                                   --------------------------------
                                   Lionel P. Fortin
                                   President

                            BEACON CAPITAL PARTNERS, INC.

                            By:    /s/ Lionel P. Fortin
                                   --------------------------------
                                   Lionel P. Fortin
                                   President and Chief Operating Officer


                            BEACON LODGING, INC.

                            By:    /s/ Lionel P. Fortin
                                   -----------------------------------
                                   Lionel P. Fortin
                                   President